Registration Number 2-14290

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 60	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 60

Mairs and Power Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

W1520 First National Bank Building

332 Minnesota Street

St. Paul, MN  55101-1363

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s Telephone Number, Including Area Code: (651) 222-8478

William B. Frels, President

W1520 First National Bank Building

332 Minnesota Street

St. Paul, MN  55101-1363

(Name and Address of Agent for Service)

with copies to:

James D. Alt, Esq.

Dorsey & Whitney LLP

Suite 1500, 50 South Sixth Street

Minneapolis, MN  55402-1498

It is proposed that this filing will become effective (check appropriate box)

☐            immediately upon filing pursuant to paragraph (b)

☒            on April 28, 2006 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Mairs and Power

Growth Fund, Inc.

PROSPECTUS April 28, 2006 PRIVACY POLICY ENCLOSED

W1520 First National Bank Bldg.

332 Minnesota Street

St. Paul, MN  55101-1363

1-800-304-7404

Objective

The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks which have the potential for above-average long-term appreciation.

Additional Information About the Fund

This Prospectus, which should be kept for future reference, is designed to set forth the information you should know before you invest. A “Statement of Additional Information” (SAI) dated April 28, 2006, contains more information about the Fund and has been filed with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a copy of the SAI without charge, by writing to the Fund or by calling our Customer Service Department at 1-800-304-7404.

Fees and Expenses

The Fund is offered on a no-load basis, which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management and administrative services, which are included in annual fund operating expenses.

The Securities and Exchange Commission has not determined if the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

Table of Contents

Risk/Return Summary
Investment Objective
Principal Investment Strategies
Principal Risks of Investing in the Fund
Risk/Return Bar Chart and Table
Fees and Expenses of the Fund
Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
Management of the Fund
Types of Accounts
Determining Net Asset Value Per Share
Purchasing Shares
Wiring Instructions
Redeeming Shares
Signature Guarantee Instructions
Frequent Purchases and Redemptions of Fund Shares
Exchanging Shares
Transferring Registration
Income Dividends and Capital Gain Distributions
Taxes
Other Shareholder Services
Condensed Financial Information
Privacy Policy
Officers and Directors
For More Information

Risk/Return Summary

Investment Objective

The objective of the Mairs and Power Growth Fund (the “Fund”) is to provide shareholders with a diversified portfolio of common stocks which have the potential for above-average long-term appreciation.

Principal Investment Strategies

We expect that common stocks will continue to be the primary emphasis in the portfolio. Preference is given to holdings in high quality companies characterized by:

•      Earnings that are reasonably predictable.

•      Return on equity that is above average.

•      Market dominance.

•      Financial strength.

Because we recognize that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small to medium sized companies, generally located in the Upper Midwest region. These companies may be underowned by institutional investors.

The Fund seeks to:

•      Keep its assets reasonably fully invested at all times.

•      Maintain modest portfolio turnover rates.

Principal Risks of Investing in the Fund

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio of equity securities. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

Risks of investing in the Fund include:

•      Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).

•      Volatility in the market prices of equity securities, which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and preferred stocks.

•      Fluctuation in equity prices over the short-term due to:

• changing market conditions,

• interest rate fluctuations, and

• various economic and political factors.

•      Loss of money is a risk of investing in the Fund.

Risk/Return Bar Chart and Table

The bar chart and table shown below illustrate the risks of investing in the Mairs and Power Growth Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested.

Annual Total Returns (for the years ended December 31)

Highest and Lowest Calendar Quarters (for the past 10 years)

Highest Quarter	2nd Quarter, 1997:	+ 19.03%
Lowest Quarter	3rd Quarter, 1998:	- 13.15%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2005)

The table shows how the Fund’s average annual returns before and after taxes for one, five and ten years compare to those of the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Mairs and Power Growth Fund

(For the periods ended December 31, 2005)

	1 Year	5 Years	10 Years

Return Before Taxes	+4.37%	+8.76%	+13.88%

Return After Taxes on Distributions (assumes you hold the fund shares at the end of the period; no taxable gain or loss on investment)	+4.00%	+8.21%	+12.92%

Return After Taxes on Distributions and Sale of Fund Shares (assumes shares purchased at the beginning and sold at the end of the period)	+3.20%	+7.40%	+12.01%

S & P 500(1) (reflects no deduction for fees, expenses or taxes)	+4.91%	+0.55%	+9.09%

(1)   The S & P 500 is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

for the year ended December 31, 2005

(as a percentage of average net assets)

Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses (Transfer Agent, Custodian, Accounting, Legal, Audit, etc.)	0.10%

Total Annual Fund Operating Expenses	0.70%

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that :

•      You invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.

•      Your investment has a 5% return each year.

•      All dividends and capital gain distributions are reinvested.

•      The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year

$72	$225	$391	$873

Although this example is based on actual expenses in the most recent year, it should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. This example is for comparison only.

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

This section takes a closer look at the investment objective and principal investment strategies of the Fund and certain risks of investing in the Fund.

Investment Objective

The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks which have the potential for above-average long-term appreciation.

Implementation of Investment Objective

The Fund intends to achieve its investment objective by giving preference to holdings in high quality companies. The companies in which the Fund seeks to invest generally have the following characteristics:

•      Reasonably predictable earnings.

•      Above average return on equity.

•      Market dominance.

•      Financial strength.

Because we recognize that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small to medium sized companies, generally located in our Upper Midwest region. These companies may be under-owned by institutional investors.

Our strategy is to purchase quality growth oriented stocks at reasonable valuation levels. The intention is to hold these issues for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

The Fund may invest up to 10% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts

(ADRs). The Fund also may invest in debt securities which are convertible into the issuer’s common stock. These debt securities may be rated less than investment-grade. Less-than-investment grade debt securities sometimes are referred to as “high-yield securities” or “junk bonds”.

Assets in the Fund will be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objective. Portfolio turnover is expected to be low when compared to other mutual funds. The Fund’s portfolio turnover rates for the periods ending December 31, 2005, 2004 and 2003 were 2.77%, 2.87% and 2.41%, respectively. During periods of changing economic, market and political conditions, there may be more portfolio changes than in more stable periods. A higher turnover rate could result in the realization of higher capital gains and losses.

A detailed description of the Fund’s investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means they cannot be changed without the approval of a majority of the Fund’s shareholders, as defined in the SAI.

Risks

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

Market Conditions

The Fund is subject to the general risk of adverse market conditions for equity securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and preferred stocks. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Securities of Foreign Issuers and ADRs

To the extent that the Fund invests in securities of foreign issuers which are listed on a United States securities exchange or represented by ADRs, it will undertake certain risks which are not associated with investments in domestic securities. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, and foreign withholding and income taxation. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Convertible Debt Securities Rated Less Than Investment-Grade

To the extent that the Fund invests in convertible debt securities which are rated less than investment-grade, it will undertake a higher degree of credit risk than is associated with higher rated debt securities. Companies that issue these lower rated securities are often highly leveraged and may not have available to them more traditional methods of financing. In addition, the market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions than the market values of higher rated securities.

Fund Management

The Fund’s performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund’s investment objective. The Fund could underperform compared to other Funds having similar investment objectives.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI dated April 28, 2006 and on the Fund’s website, by clicking on the ‘Growth Fund’ information page. The SAI is available without charge by (i) writing or calling our Customer Service Department at 1-800-304-7404; or (ii) accessing the Fund’s website at www.mairsandpower.com and clicking on “Statement of Additional Information” on the ‘Fund Reports’ page.

Management of the Fund

Investment Adviser

The Fund employs Mairs and Power, Inc. (the Adviser) to manage the Fund’s investment portfolio. Prior to July 1, 2005, the Fund was charged an investment management fee equal to 0.60% of average daily net assets per annum, payable monthly. Effective July 1, 2005, the investment management fee paid to the Adviser by the Fund monthly is equal to a per annum rate of 0.60% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion.

The Adviser has managed mutual funds since 1958 and has provided investment counsel services since 1931. The Adviser is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Contract for the Fund is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended June 30, 2005.

Portfolio Managers

William B. Frels, President and Treasurer of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio. He is also the lead manager of the Mairs and Power Balanced Fund and has been an officer and director of the Adviser since 1992.

Mark L. Henneman, a Vice President and Director of the Adviser, was named co-manager of the Mairs and Power Growth Fund effective January 1, 2006. Mr. Henneman has been an officer of the Adviser since July, 2004. For the period 2000 — 2004 Mr. Henneman served in various postitions at U.S. Bancorp Asset Management located in Minneapolis, Minnesota. These include Director and Portfolio Manager of the First American Mid Cap Value Fund; Managing Director and Senior Equity Portfolio Manager of the First American Mid Cap Value Fund; and Process Leader of the First American Mid and Large Cap Value Investments.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s SAI.

Custody Services

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 acts as custodian for the Fund. U.S. Bank controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services.
U.S. Bank is not affiliated with the Fund or investment adviser.

Transfer Agent

U.S. Bancorp Fund Services, LLC, a wholly owned subsidiary of U.S. Bancorp, serves as the Fund’s transfer agent and dividend disbursing agent.

Administration Services

The Adviser provides certain administrative services for the Fund. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for these services, the Fund pays the Adviser monthly fees computed at an annual rate of 0.01%, based on the Fund’s average daily net assets.

Types of Accounts

The Fund offers several different types of accounts.

Form to Use:	To establish the following types of accounts:

Purchase Application Form

•      Accounts for one or more people (single or joint accounts).

•      Accounts for minor children (UGMA/UTMA – Uniform Gifts/Transfers to Minors Act). Age of majority and other requirements are set by state law.

•      Trust Accounts. These accounts require pages of the trust document which name the individuals authorized to act.

•      Retirement Accounts where U.S. Bank, N.A. is not the custodian or trustee.

•      Accounts opened for an organization such as a corporation, partnership or other entity. These accounts require a corporate resolution or other document to name the individuals authorized to act.

IRA Application Form	• Traditional IRA • Roth IRA • SEP-IRA (Simplified Employee Pension Plan Account) • SIMPLE IRA (Savings Incentive Match Plan for Employees Account)

CESA Application Form	• CESA (Coverdell Education Savings Account)

U.S. Bank, N.A. is the custodian and trustee for the above retirement and CESA accounts. There is a $15.00 annual maintenance fee per IRA account payable to the custodian (up to a maximum of two accounts) for these types of retirement accounts. This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on retirement and CESA accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Customer Service at 1-800-304-7404 to ask questions about investing for retirement.

Determining Net Asset Value Per Share

The Fund’s share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the “Exchange”), generally 3:00 p.m., Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

Net Asset Value =	Total Assets – Liabilities
Number of Shares Outstanding

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.

Purchasing Shares

The Mairs and Power Growth Fund is now available for purchase in all 50 states effective August, 2005.

The Fund does not offer its shares for sale outside of the United States, nor is the Fund available to foreign investors.

You may purchase shares of the Fund directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (See “Determining Net Asset Value Per Share” on page 9.)  Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

The Fund cannot accept purchase applications:

•      that request a particular day or price for your transaction or any other special conditions;

•      that omit your social security number or tax identification number, or that do not include a certified social security or tax identification number;

•      that omit additional information required by the USA PATRIOT Act (see page 11 for details).

An initial purchase must be for at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be for at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds.

You can add to an existing account by:

•      mailing in your check with the “Invest by Mail” form detached from your confirmation statement, or

•      calling our Customer Service Department at 1-800-304-7404. You can set up this telephone option by mailing in a voided check and a letter of instruction with your signature guaranteed by an eligible signature guarantor (see “Signature Guarantee Instructions” on page 14).

You may not use telephone transactions for initial purchases of the Fund’s shares.

Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to “Mairs and Power Growth Fund”.

The Fund will not accept:

•      cashier’s checks in amounts of less than $10,000,

•      payment in cash,

•      cash equivalent instruments, or

•      money orders.

Also, to prevent check fraud, the Fund will not accept:

•      third party checks,

•      U.S. Treasury checks,

•      credit card checks,

•      traveller’s checks,

•      starter checks,

•      bank checks,

•      convenience checks, or

•      checks drawn against a line of credit.

If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled and a fee of $25 will be charged against your account by the transfer agent. If any loss is sustained by the Fund, this loss will also be charged against your account.

The Fund reserves the right to reject applications for the following reasons:

•      Applications received without payment.

•      Applications that would be considered disadvantageous to shareholders.

•      Individuals who previously tried to purchase shares with a bad check.

•    Applications that omit information required to verify a shareholder’s identity under the USA PATRIOT Act.

The Fund and its agents reserve the right to cancel or rescind any purchase within one business day if they believe:

•      An investor has engaged in market timing, excessive trading or fraud. (See “Frequent Purchases and Redemptions of Fund Shares” on page 15.)

•      Notice has been received of a dispute between the registered or beneficial account owners.

•      There is reason to believe that the transaction is fraudulent.

•      Instructions are received and are believed not to be genuine.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent’s post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application Form, you will be required to supply the Fund with information that will assist the Fund in verifying your identity. This includes your full name, date of birth, permanent street address (that is not a P. O. Box address), and your Social Security Number (or Taxpayer Identification Number). We may also ask for other identifying documents or information. Until such verification is made, the account will not be opened. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice on page 22.

WIRING INSTRUCTIONS

You should use the following instructions when wiring funds for the purchase of Fund shares.

IMPORTANT:

To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent (see address below).

Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.

Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.

Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC at 1-800-304-7404 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wire to:

U.S. Bank, N.A.

ABA Number 075000022

Credit to:

U.S. Bancorp Fund Services, LLC

Account 112-952-137

Further Credit:

Mairs and Power Growth Fund, Inc.

[Shareholder Account Number]

[Shareholder Name/Registration]

Regular Mail Address

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

P. O. Box 701

Milwaukee, WI  53201-0701

Express (or Overnight), Certified or Registered Mail Address

U.S. Bancorp Fund Services, LLC

3rd Floor

615 East Michigan Street

Milwaukee, WI  53202

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank, N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Redeeming Shares

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, at its office in Milwaukee, Wisconsin.

Important Note:  Your instruction for redemption must be in writing. The Fund does not offer redemptions via the telephone or fax.

Your shares will be redeemed at the NAV computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Your redemption request must be in “good order” before your proceeds can be released. This means the following will be required:

•      A letter of instruction or a stock assignment signed by all owners of the shares exactly as their names appear in the Fund’s shareholder records. You must specify the account number, the number of shares or dollar amount to be redeemed. If certificates have been issued representing shares to be redeemed, they must accompany the letter, which must be signature guaranteed. (See “Signature Guarantee Instructions” on page 14).

•      A guarantee of the signature of each owner for redemption requests greater than $25,000. Redemption requests less than $25,000 do not require a signature guarantee. However, in order to comply with the signature guarantee limitation level, the Fund will not accept multiple redemption requests for less than $25,000 on the same day. (See “Signature Guarantee Instructions” on page 14.)

•      In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents are required.

•      A guarantee of the signature of each owner if the address of record has been changed within the 15 days preceding any redemption. (See “Signature Guarantee Instructions” on page 14.)

•      If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.

•      If your redemption request includes exchanging shares, see “Exchanging Shares” on page 16.

If the proceeds of any redemption are requested to be made payable to or sent to an address other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor. (See “Signature Guarantee Instructions” page 14.)

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above. If you wish not to receive your proceeds by mail, the following methods for redemption are also available:

•      Proceeds may be received by wire transfer. A $15 wire fee will be applied. If you choose this method, your written request must be signature guaranteed. (See “Signature Guarantee Instructions” below.)

•      Redemption proceeds may also be sent to your bank via electronic transfer through the Automated Clearing House (“ACH”) network provided that your bank is a member. You can elect this option by writing to the Fund. You must attach a voided check or deposit slip to your written request and you must have your signature guaranteed. If money is moved by ACH transfer, you will not be charged by the Fund’s transfer agent for the service. There is a $100 minimum per ACH transfer.

No interest will accrue on amounts represented by uncashed redemption checks.

The Fund reserves the right to close any non-IRA account in which the balance falls below the minimum initial investment.

The right of redemption may be suspended or the date of payment may be postponed as follows:

•      During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission (SEC).

•      During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

•      For such a period as the SEC may permit.

If the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

Signature Guarantee Instructions

Where To Obtain A Signature Guarantee

A signature guarantee helps protect against fraud. Signature guarantees will generally be accepted from domestic banks or trust companies, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).

When A Signature Guarantee Is Needed

You may need to have your signature guaranteed in certain situations such as:

•      Redeeming an amount greater than $25,000.

•      Redeeming shares in your account after changing your address of record in the last 15 days.

•      Sending to or making redemption proceeds payable to any person, address or bank account other than that on record.

•      Requesting to wire redemption proceeds.

•      Transferring shares from your account to another person or legal entity, or changing the name(s) on your account.

•      For joint accounts requiring signature guarantee, each account owner’s signature must be separately guaranteed.

•      When adding or changing automated bank instructions.

The Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

In the event of a redemption of shares or an exchange of shares for shares of the Mairs and Power Balanced Fund, the transaction will be treated as a sale of the Fund’s shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The Fund cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares and you may realize a gain or loss on redemption.

If you have additional questions regarding the redemption procedure, you should contact our Customer Service Department at 1-800-304-7404.

Frequent Purchases and Redemptions of Fund Shares

It is the policy of the Fund to discourage short term trading. The Fund is intended for long-term investment purposes only and not for market timing or excessive trading. Market timing may be disadvantageous to the long term performance of the Fund by disrupting portfolio management and increasing fund expenses.

The Fund may reject any purchase orders by any investor that may be attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Purchase orders that are believed to be placed by market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. Notice will be given to the shareholder within five business days of the purchase order to freeze the account and temporarily suspend services.

Trading activity in the Fund’s shares is monitored by the Fund’s transfer agent and the investment adviser on a daily basis. In addition, our transfer agent maintains a directory of known market timers. However, this monitoring cannot detect all short term trading. For example,  short term trading in omnibus accounts and retirement plans might not be detected.

The Fund will not make any exceptions to its short term trading policy, nor will the Fund grant to any third party permission to engage in short term trading within the Fund.

The Fund’s Short Term Trading policy has been approved by the Fund’s Board of Directors.

Exchanging Shares

You may exchange shares between the Fund and the Mairs and Power Balanced Fund. An exchange is treated as a redemption and a purchase, and therefore, you may realize a taxable gain or loss. You should obtain and read the current prospectus for the Mairs and Power Balanced Fund before the exchange is made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

Your exchange request must be in writing and signed by all registered account holders. You may download an Exchange Request form from the Mairs and Power Funds’ website.

Transferring Registration

If you request a change in your account registration — such as changing the name(s) on your account or transferring your shares to another person or legal entity — you must submit your request in writing. A signature guarantee is required. (See “Signature Guarantee Instructions” on page 14.)  Please call our Customer Service Department at 1-800-304-7404 for full instructions.

Income Dividends and Capital Gain Distributions

Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Purchase Application Form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares. This is known as compounding. A capital gain or loss is the difference between the purchase and sale price of a security.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its capital gain distribution. If you buy shares before the capital gain distribution, it can cost you money in taxes. To avoid this situation, check with the Fund for its capital gain distribution date.

The Fund distributes all of its net investment income to its shareholders in the form of semi-annual dividends. The dividend payments are normally made in June and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized.

Dividends and capital gains which are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network.

If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund’s current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

Taxes

The Fund intends to comply, as it did in 2005, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

The Fund’s distribution of dividends and capital gains, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal and state income taxes. Distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Under the 2003 Tax Act, certain dividend income, referred to as “qualified dividend income,” is taxed at a maximum rate of 15%. Long term capital gains are also taxed at a maximum rate of 15%. Individuals in the 10% and 15% federal rate brackets are taxed at a 5% rate. Qualified dividend income, generally income dividends from domestic corporations, and long term capital gains are permitted this favored federal tax treatment through tax year 2008. Short term capital gains, if any, are taxed at your ordinary income tax rate. The tax treatment of your capital gain distributions depends on how long the Fund held the securities in its portfolio, not how long you have held your shares of the Fund or whether you reinvested your distributions.

If the Fund is notified by the IRS that you are subject to back-up withholding, the Fund will be required to withhold federal taxes at the current federal income tax rate on all taxable distributions payable to you.

In January you will be sent tax reporting forms indicating the treatment of dividends, capital gains and redemptions made to you during the previous year. These forms will identify ordinary income, qualified dividends and long term capital gains. If you own shares in an IRA or other type of tax deferred retirement account, you generally will not have to pay taxes on dividends until a redemption is made from your account. Tax rules for these types of accounts are complex and any questions you may have should be addressed with your tax professional. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund’s ordinary dividends should be eligible for the dividends received deduction by corporations.

The Fund’s dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

Other Shareholder Services

The following reports will be sent to you as a shareholder:

Account Confirmation Statements

•      Sent to you each time you buy or sell Fund shares. Statement will confirm the trade date and amount of your transaction.

•      Semi-annual and annual confirmation statements will also be sent to you detailing the income dividend and capital gain distributions made by the Fund. In addition, the market value of your account at the close of the period will also appear on this statement.

Fund Financial Reports

•      Quarterly and Annual Reports will be mailed to you at the end of February, May, August and November. Included in these reports is the performance of the Fund, a report from the Fund adviser, as well as a listing of the Fund’s portfolio. The Semi-annual and Annual Reports will also include Financial Statements.

•      Note: To reduce Fund expenses, the Fund attempts to send only one copy of a financial report to each shareholder with multiple accounts in the Fund.

Tax Statements

•      Generally mailed to you in January.

•      Will report to you

•      the previous year’s total dividend and capital gain distributions (1099-DIV),

•      proceeds from the sale of shares (1099-B), if any, and

•      distributions from IRAs or other retirement accounts (1099-R).

Average Cost Statements

•      Mailed to you by February 15, 2007 if:

•      you redeemed shares from a non IRA account in 2006,

•      you received a 1099-B, and

•      you opened your account after January 1, 1996.

•      The statement will show all redemptions reportable for the current tax year and the average cost per share. The purpose of this statement is to provide you with information for the preparation of your tax return. This information is not reported to the IRS and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS.

•      There are certain situations, such as a change of registration or transfer of shares, that may prevent you from receiving a cost basis statement. If you have any questions about your tax cost basis, please contact our Customer Service Department at 1-800-304-7404.

The following services are available to you as a shareholder:

Dividend and Capital Gain Reinvestment Plan	• Dividend and capital gain distributions may be reinvested as additional shares of the Fund.

Automated Telephone Services

•      Fund and shareholder account information is available 24 hours per day, seven days a week.

•      You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information and duplicate account statement.

•      To use this service, you must first establish a Personal Identification Number (PIN) of your own choosing via the automated telephone service before accessing your account information.

Fund Website: www.mairsandpower.com

•      The following information is available on the web site:

•      An overview of Mairs and Power, Inc.

•      Investment style of Mairs and Power Funds

•      Fund managers and directors

•      Daily Fund prices

•      Fund information

•      Portfolio Holdings

•      Fund facts

•      Distribution and tax information

•      Proxy Voting Record

•      Fund prospectus and reports

•      Fund forms and applications

•      Contact information

Automatic Investment Plan (AIP)

•      This option is generally activated 15 days after your request is processed.

•      You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

•      In order to participate in the plan, your bank must be a member of the Automated Clearing House (“ACH”) network.

•      If your automated withdrawal cannot be completed or is rejected, a $25 fee (subject to change without notice) will be charged to your account. Your AIP will be terminated after two such consecutive occurrences.

•      This option is available for taxable as well as non-taxable (IRA) accounts. To be eligible for using the AIP for an IRA account, you must have earned income. Purchases made in this manner will be applied as current year purchases. To avoid excess contributions into an IRA, please call the Fund at least five days in advance to stop the AIP.

•      You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days prior to effective date, or by calling our Customer Service Department at 1-800-304-7404.

• To request an Automatic Investment Plan form, please write or call the Fund at 1-800-304-7404, or download an AIP form from the Mairs and Power Funds’ website.

Subsequent Purchase by Telephone

•      This option is generally activated 15 days after your request is processed.

•      In order to participate in the plan, your bank must be a member of the Automated Clearing House (“ACH”) network.

•      For existing shareholders you may request this service by sending a voided check with your written request.

•      For new shareholders you may request this service by completing Section 5 on the Purchase Application Form.

•      The minimum amount for subsequent purchases is $100.00

•      Please note that a redemption request CANNOT be initiated by telephone or fax.

Systematic Withdrawal Plan (SWP)

•      This option enables you to set up regular automatic redemptions from your account. A $10,000 minimum balance is required.

•      The SWP is generally activated 15 days after your application is processed.

•      You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days in advance of the next withdrawal, or by calling our Customer Service Department at 1-800-304-7404.

•      To request a Systematic Withdrawal Plan form, please write or call the Fund at 1-800-304-7404, or download a SWP form from the Mairs and Power Funds’ website.

Condensed Financial Information

The following table shows certain important financial information which may help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements and the report of the independent registered public accounting firm may be found in the Fund’s most recent annual report, which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios - for each share of

capital stock outstanding throughout each year)

	Year ended December 31
	2005	2004	2003	2002	2001(1)
Per share
Net asset value, beginning of year	$70.33	$60.90	$49.26	$54.36	$53.41
Income from Investment operations:	0.78	0.68	0.54	0.45	0.51
Net investment income
Net realized and unrealized gain (loss)	2.29	10.25	12.40	(4.86)	2.95
Total from investment operations	3.07	10.93	12.94	(4.41)	3.46

Distributions to shareholders from:
Net investment income	(0.78)	(0.68)	(0.53)	(0.45)	(0.51)
Net realized gain	(0.93)	(0.82)	(0.77)	(0.24)	(2.00)

Total distributions	(1.71)	(1.50)	(1.30)	(0.69)	(2.51)

Net asset value, end of year	$71.69	$70.33	$60.90	$49.26	$54.36

Total return	4.37%	17.99%	26.33%	(8.12)%	6.48%

Net assets, end of year (000’s omitted)	$2,522,769	$2,058,210	$1,307,763	$850,302	$679,027

Ratios/supplemental data:
Ratio of expenses to average net assets	0.70%	0.73%	0.75%	0.78%	0.76%
Ratio of net investment income to average net assets	1.15%	1.12%	1.05%	0.93%	0.97%
Portfolio turnover rate	2.77%	2.87%	2.41%	1.25%	7.91%

(1) All per share amounts for 2001 have been adjusted to give effect to a two-for-one stock split, which was paid on October 10, 2001.

Privacy Policy

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder’s private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence, or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds’ behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders, and are not permitted to share or use this information for any other purpose. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We would not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how nonpublic personal information would be shared with nonaffiliated third parties.

OFFICERS AND DIRECTORS

William B. Frels	President and Director
Peter G. Robb	Vice-President
Jon A. Theobald	Secretary
Lisa J. Hartzell	Treasurer
Norbert J. Conzemius	Director
Charlton Dietz	Director
Charles M. Osborne	Director
Edward C. Stringer	Director

Investment Adviser

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, MN 55101-1363

Custodian	Independent Registered
Public Accounting Firm
U.S. Bank, N.A.	Ernst & Young LLP
425 Walnut Street	Suite 1400
Cincinnati, OH 45202	220 South Sixth Street
Minneapolis, MN 55402

Transfer Agent

Regular Mail Address	Express (or Overnight),
Certified or Registered Mail
U.S. Bancorp Fund Services, LLC	Address
615 East Michigan Street	U.S. Bancorp Fund Services, LLC
P. O. Box 701	3rd Floor
Milwaukee, WI 53201-0701	615 East Michigan Street
Milwaukee, WI 53202

Shareholder Account Information and Inquiries

1-800-304-7404

(This page is intentionally left blank).

Mairs and Power Growth Fund, Inc.

For More Information

More information about the Fund is available from the following sources:

Statement of Additional Information (SAI)

The SAI provides more details about the Fund and its investment policies and restrictions. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual, Semi-Annual and Quarterly Reports

Additional information about the Fund’s investments is available in the Fund’s annual, semi-annual and quarterly reports to shareholders. In the Fund’s annual, semi-annual and quarterly reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.

The Fund’s annual, semi-annual and quarterly reports and the SAI are available free of charge on the Fund’s website at www.mairsandpower.com.

You can also get free copies of annual, semi-annual and quarterly reports and the SAI by contacting the Fund at:

Mairs and Power Growth Fund, Inc.

c/o U.S. Bancorp Fund Services LLC

P. O. Box 701

Milwaukee, WI  53201-0701

Telephone:  1-800-304-7404

Reports will be sent first class mail within three business days of receipt of request.

You may also request other information about the Fund or make shareholder inquiries by calling 1-800-304-7404.

Additional information:

•      Documents filed by the Fund with the SEC are available on the SEC’s Internet EDGAR Database site at http://www.sec.gov, where they are listed under “Mairs and Power Growth Fund, Inc.”

•      Information about the Fund, including the SAI, can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can also obtain copies by mailing your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102, or by paying a duplicating fee and sending a request by email to:  publicinfo@sec.gov.

Information about the operation of the Public Reference Room is available by calling the SEC at 1-202-942-8090.

The Fund’s Investment Company Act file number is 811-802

MAIRS AND POWER GROWTH FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Dated April 28, 2006

Mairs and Power Growth Fund, Inc. (the “Fund”) is a no-load mutual fund.  The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks which have the potential for above-average long-term appreciation.

This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund’s Prospectus.  It should be read in conjunction with the Prospectus, dated April 28, 2006, which has been filed with the Securities and Exchange Commission. The Fund’s Prospectus and most recent annual financial statements may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404, or by visiting our website at www.mairsandpower.com.  Certain portions of the Prospectus have been incorporated by reference into this Statement of Additional Information, as noted herein.  The address of the Fund is Mairs and Power Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI  53201-0701.

TABLE OF CONTENTS

The Fund
Investment Objective and Policies
Investment Limitations
Characteristics and Risks of Permitted Securities
Portfolio Turnover
Disclosure of Portfolio Holdings
Management of the Fund
Certain Transactions
Compensation
Code of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders of Securities
Investment Adviser
Fund Administration Servicing Agreement
Transfer Agent, Custodian and Fund Accountant
Independent Registered Public Accounting Firm
Portfolio Managers
Brokerage Allocation and Other Practices
Purchasing, Redeeming, and Pricing Fund Shares
Taxation
Principal Underwriter
Calculation of Performance Data
Financial Statements

1

The Fund

The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1958.  The Fund has authorized capital stock of 100,000,000 shares, $0.01 par value per share.  Each share entitles the shareholder to one vote at all meetings of Fund shareholders.  Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned.  Fund shares are transferable without restrictions and are redeemable at net asset value.  The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

Investment Objective and Policies

As discussed in “Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” in the Fund’s Prospectus, the objective of the Fund is to provide shareholders with a diversified portfolio of common stocks which have the potential for above-average long-term appreciation.

Investment Limitations

The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares.  The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

(1)       Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

(2)       Purchase securities of other investment companies if as a result more than 5% of the Fund’s total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund’s assets would then be invested in securities of all investment companies;

(3)       Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor’s;

(4)       Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

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(5)       Write, purchase or sell puts, calls, or combinations thereof;

(6)       Make loans (although it may acquire portions of an issuer’s publicly distributed securities);

(7)       Purchase securities on margin or sell short;

(8)       Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

(9)       Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

(10)     Participate on a joint or a joint and several basis in any trading account in securities;

(11)     Invest in companies for the purpose of exercising control of management;

(12)     Act as an underwriter of securities of other issuers;

(13)     Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

(14)     Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

(15)     Purchase or sell “restricted securities” in such a way as to become an “underwriter” within the meaning of that term as used in the Securities Act of 1933.

Characteristics and Risks of Permitted Securities

In seeking to meet its investment objective, the Fund will invest in securities or instruments whose investment characteristic are consistent with the Fund’s investment program.  The following further describes the principal type of portfolio securities and their risks.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the

3

security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Non-Investment-Grade Securities. The convertible securities in which the Fund may invest include non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” which are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable

4

quality by the Fund’s adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will

5

generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of the Fund’s adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high-yield security or the price at which the Fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Foreign Securities; American Depositary Receipts.  The Fund may invest up to 10% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts (“ADRs”).  Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers.  These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher

6

trading commissions, custodial charges and delayed settlements).  Foreign securities also may be subject to greater fluctuations in price than securities issued

7

by United States corporations.  The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies.  There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.  Confiscatory taxation or diplomatic developments could also affect investment in those countries.

United State dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.  In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities, while issuers of sponsored facilities normally pay more of the costs thereof.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be

8

maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, the Fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment adviser will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement

9

relating to a Fund. The aggregate amount of any such agreement is not limited except to the extent required by law.

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The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Securities Lending. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities the Fund may lend to 50% of the Fund’s total assets, and require that (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not

11

less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the

12

borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by the fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of directors. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s directors. In addition, voting rights pass with the lent securities, but if the Fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

The purchase price and yield on these securities are generally set at the time of purchase.  On the date that a security is purchased on a when-issued basis, the Fund earmarks liquid assets with a value at least as great as the purchase price of the security as long as the obligation to purchase continues.  The value of the delayed delivery security is reflected in the Fund’s net asset value as of the purchase date, however, no income accrues to the Fund from these securities prior to their delivery to the Fund.  The Fund makes such purchases for long-term investment reasons, but may actually sell the

13

securities prior to settlement date if the Fund deems it advisable in seeking to achieve the objectives of the Fund.  The purchase of these types of securities may increase the

14

Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.  Unsettled securities purchased on a when-issued or delayed-delivery basis (i.e., in excess of an established market practice) will not exceed 5% of the Fund’s total assets at any one time.

Portfolio Turnover

The annual portfolio turnover rate for the Fund was 2.77% for the year ended December 31, 2005 and 2.87% for the year ended December 31, 2004.  The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund’s portfolio during the year.

Disclosure of Portfolio Holdings

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report on Form N-CSR to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  A complete copy of the Fund’s portfolio holdings will be available on or about 15 days following each quarter-end on the Fund’s website.  To view the Fund portfolio holdings, visit www.mairsandpower.com.  You may also obtain a copy of the Fund’s latest quarterly report without charge by calling Customer Service at 1-800-304-7404.

From time to time the Fund’s service providers, independent rating and ranking organizations, institutional investors and others may request information about the Fund’s portfolio holdings. The Board of Directors has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings. The Fund’s policy is to disclose portfolio holdings to third parties only where the Fund believes that it has a legitimate business purpose for disclosing the information and the recipient is subject to a duty of confidentiality, including a duty not to trade on the basis of any non-public information. No compensation is received by the Fund in connection with the disclosure of portfolio holdings information.

The Fund may provide, at any time, portfolio holdings information to service providers, such as the Fund’s investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract.

The Fund may also provide information regarding portfolio holdings to shareholders, firms and institutions before public disclosure is required or authorized as discussed above, provided that the recipient does not distribute the portfolio holdings information or results of any analysis of such information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund’s shares before the information becomes public. The Fund’s Board of Directors may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund’s portfolio information beyond those described herein.

The Chief Compliance Officer will exercise oversight of disclosures of the Fund’s portfolio holdings and ensure that all portfolio holdings disclosures are in the best interests of the Fund’s

15

shareholders.  Every violation of the portfolio holdings disclosure policy must be reported to the Fund’s Chief Compliance Officer.  The portfolio holdings disclosure policy may not be waived, and exceptions may not be made, without the consent of the Fund’s Board of Directors.

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Management of the Fund

The officers and directors of the Fund and their principal occupations for the last five years are set forth below.  The Board of Directors is generally responsible for the overall operation of the Fund.  The Directors elect the officers of the Fund to actively supervise the day-to-day operations of the Fund.  Each Director and Officer serves for an indefinite time period.

Name (age) and address(1)	Position(s) held with the Fund and length of time served(2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by Director

INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (66)	President since June 2004 and Director since 1992	• President of the Investment Adviser (2002 to present). • Treasurer of the Investment Adviser (1996 to present). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (57)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser.	N/A	N/A

Jon A. Theobald (60)	Secretary since 2003; Chief Compliance Officer since 2004.

•      Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to present).

•      Senior Vice President, U.S. Trust Company (2001 to 2002).

•      Executive Vice President, Resource Trust Company (1996 to 2001).

			N/A	N/A

Lisa J. Hartzell (61)	Treasurer since 1996	• Manager of Mutual Fund Services of the Investment Adviser. • Vice President of the Investment Adviser (July 2004 to present).	N/A	N/A

DISINTERESTED DIRECTORS

Charlton Dietz (75) 30 Seventh Street East Suite 3050 St. Paul, MN 55101	Board Chair 2004 – February, 2006; Director since 1997	• Retired Senior Vice President, Legal Affairs and General Counsel, 3M Company.	2	N/A

Norbert J. Conzemius (64)	Board Chair effective February, 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (52)	Audit Committee Chair effective February 2006; Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation. • Vice President Corporate Human Resources, IA (2000), McLeod USA/Ovation Communications.	2	N/A

Edward C. Stringer (71)	Director since 2002	• Retired attorney (2002 to June 30, 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

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(1)          Unless otherwise indicated, the mailing address for each officer and director is 332 Minnesota Street, Suite W1520, St. Paul, MN  55101-1363.

(2)          Each director serves until elected at the next shareholder meeting or until his successor is appointed.  Each officer is elected annually.

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All of the persons listed in the table on the previous page serve in the same capacities with Mairs and Power Balanced Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser.  Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

The Board of Directors has four standing committees listed below:

	Functions	Members	Number of meetings held during last fiscal year
Audit Committee	To make recommendations to the Board of Directors regarding the selection of an independent registered public accounting firm, and to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the results of the examination of the Fund’s financial statements and any other matters relating to the Fund.	Norbert J. Conzemius Charlton Dietz Charles M. Osborne (Chairman effective February, 2006) Edward C. Stringer	2

Fair Market Valuation Committee	To oversee pricing of the Fund and to research and resolve any pricing problems. The Fair Market Valuation Committee meets on an “as needed” basis.	William B. Frels (Chairman) Lisa J. Hartzell Ronald L. Kaliebe	3

Nominating Committee

To consider and recommend nominees for directors to the Board to fill vacancies when required. Nominations of directors who are not “interested persons” of the Investment Company must be made and approved by the Nominating Committee. The Nominating Committee meets on an “as needed” basis. The Nominating Committee will consider nominees recommended by shareholders. Shareholders may send recommendations to the Secretary of the Fund.

		Norbert J. Conzemius Charlton Dietz (Chairman) Charles M. Osborne Edward C. Stringer	None

Disclosure Committee	To oversee and act as a final checkpoint with respect to all shareholder communications. The Disclosure Committee meets on an “as needed” basis.	William B. Frels (Chairman) Lisa J. Hartzell Jon A. Theobald	1

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Each director attended at least 75% of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2005.

The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2005 by each director.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Director in Family of Investment Companies
Norbert J. Conzemius	over $100,000	over $100,000
Charlton Dietz	over $100,000	over $100,000
William B. Frels	over $100,000	over $100,000
Charles M. Osborne	over $100,000	over $100,000
Edward C. Stringer	over $100,000	over $100,000

Certain Transactions

Since January 1, 2004, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $60,000, in: (i) the Fund’s investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

Since January 1, 2004, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:  (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Balanced Fund, (iv) an officer of the Mairs and Power Balanced Fund, (v) the Fund’s investment adviser, (vi) an officer of the Fund’s investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

Since January 1, 2004, no officer of the Fund’s investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

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Compensation

The following table provides information about compensation paid to the Fund’s directors for the fiscal year ended December 31, 2005.  The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Norbert J. Conzemius Disinterested Director	$38,000	None	None	$40,000

Charlton Dietz (Chairman) Disinterested Director	$40,850	None	None	$43,000

Charles M. Osborne Disinterested Director	$38,000	None	None	$40,000

Edward C. Stringer Disinterested Director	$38,000	None	None	$40,000

William B. Frels Interested Director, President	None	None	None	None

Code of Ethics

The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.  These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund.  However, the code of ethics have been designed to ensure that the interests of the Fund’s shareholders come before the interests of the Fund’s managers.  The codes contain restrictions on personal investing practices.

Proxy Voting Policies and Procedures

The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser.  Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund.  The investment adviser’s policy is to vote in accordance with guidelines established by its Investment Committee.  A copy of the investment adviser’s proxy voting guidelines is attached as Appendix A.

The proxy voting guidelines are reviewed by the investment adviser’s Investment Committee and are subject to change.  The Chief Investment Officer is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines.  Actual proxy voting records of the Fund are filed with the SEC no later than August 31 of each year, covering the Fund’s proxy voting record for the most recent twelve-month period ended June 30.  Proxy voting records

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may be obtained, without charge by visiting the Fund’s website at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

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Control Persons and Principal Holders of Securities

As of April 1, 2006, the only shareholder holding more than 5% of the Fund’s outstanding shares was  “National Investor Services Corp. For The Exclusive Benefit Of Our Customers” (2,361,829 shares or 6.70%).  As of April 1, 2006, the Fund’s officers and directors as a group beneficially owned 0.24% of the Fund’s outstanding shares.

Investment Adviser

Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund.  Mairs and Power, Inc.’s shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below.  Mr. Frels is an officer and a director of the Fund and Mr. Robb is an officer of the Fund.  Ownership positions in the “Other” category are owned by other officers and employees of the investment adviser.

Percentage of outstanding shares
held
Shareholder	as of April 1, 2006
William B. Frels	31.0%
George A. Mairs, III	27.5%
Peter G. Robb	23.0%
Other	18.5%

Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1958.  Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Balanced Fund, Inc., the net assets of which as of December 31, 2005 were $117,947,256.

Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Amended and Restated Agreement for Investment Counsel Service effective July 1, 2005 (the Investment Advisory Agreement).  The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or “interested persons” of any such party as defined in the Investment Company Act of 1940.  The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund.  After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose.  The Agreement may be terminated at any time, without penalty, on 60 days’ written notice by the Fund’s Board of Directors, by the holders of a majority of the Fund’s outstanding voting shares or by the Investment Adviser.  The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder).  Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions.  It is not a broker and does not sell securities.

As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund .  Prior to July 1, 2005, the Fund was charged an investment management fee equal to 0.60% of average daily net assets per annum.  Effective July 1, 2005, the investment management fee paid to the Adviser by the Fund is equal to a rate of 0.60% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion per annum.

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The ratio of the management fee to average net assets in 2005 was 0.60%; the ratio of total expenses to average net assets was 0.70%.

24

Management fees paid by the Fund to Mairs and Power, Inc. amounted to $14,024,417 in 2005, $9,789,187 in 2004 and $6,161,035 in 2003.  Under the terms of the Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares.  All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

Mairs and Power, Inc., at its own expense, pays for distribution related costs and reimbursements to certain third-party retirement plan administrators.  These payments are made at the discretion of Mairs and Power.  Determination whether payments should be paid include the quality of the relationship and the terms of any servicing agreement.  These payments add no additional expense to the Fund or its shareholders.

Fund Administration Servicing Agreement

Mairs and Power, Inc. provides certain administrative services for the Fund pursuant to a Fund Administration Servicing Agreement.  These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting.  As compensation for its services to the Fund, the Investment Adviser receives monthly compensation from the Fund.  The Fund Administration fee is computed at an annual rate of 0.01% based upon the Fund’s average daily net assets.  In 2005, the Fund paid Mairs and Power, Inc. $233,806 for administrative services.

Transfer Agent, Custodian and Fund Accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P. O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as the Fund’s transfer agent and dividend disbursing agent.  For these services, the Fund paid U.S. Bancorp Fund Services $818,422 in 2005, $680,911 in 2004 and $532,199 in 2003.  U.S. Bancorp Fund Services also serves as fund accountant for the Fund.  For these services, the Fund paid U.S. Bancorp Fund Services $208,755 in 2005, $149,604 in 2004 and $106,895 in 2003.

Custodial services for the Fund are performed by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors.  As custodian, U.S. Bank, N.A.  controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund.  For these services, the Fund paid U.S. Bank, N.A. $144,104 in 2005, $336,663 in 2004 and $211,845 in 2003.

Independent Registered Public Accounting Firm

Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Fund, and is subject to annual appointment by the Board of Directors.  Ernst & Young LLP conducts an annual audit of the Fund’s financial statements and performs tax and accounting advisory services.

25

Portfolio Managers

Other Accounts Managed

William B. Frels, the lead portfolio manager of the Fund, is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

The number of other accounts managed by Mr. Frels and the total assets managed in these other accounts are as follows:

•                                          Mr. Frels is lead portfolio manager of the Mairs and Power Balanced Fund, Inc.  As of
December 31, 2005, the total assets under management in this fund were $117,947,256;

•                                          Mr. Frels is the portfolio manager for 20 pooled investment advisory accounts.  As of
December 31, 2005, the total assets under management in these accounts were $529,445,692.

•                                          Mr. Frels is the portfolio manager for 161 individual investment advisory accounts.  As of December 31, 2005, the total assets under management in these accounts were $248,836,023.

In one of the accounts described above for Mr. Frels, the advisory fee is based on a percentage of assets under management plus a bonus payment based on the performance of the account.  The total assets under management in this account as of December 31, 2005 were $81,824,849.  Advisory fees for all of the other accounts are based on a percentage of assets under management.

Mark L. Henneman was named co-manager of the Fund effective January 1, 2006.  Mr. Henneman is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

The number of other accounts managed by Mr. Henneman and the total assets managed in these other accounts are as follows:

•                                          Mr. Henneman is the portfolio manager for 67 individual investment advisory accounts.  As of December 31, 2005, the total assets under management in these accounts were $82,819,486.

There are no material conflicts of interest in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts described above.

Compensation

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the lead portfolio manager, co-manager or any other employee of Mairs and Power, Inc.  The lead portfolio manager and co-manager of the Fund  receive compensation from the investment adviser, Mairs and Power, Inc. Compensation consists of a fixed salary and bonuses based on the profitability of the firm.  The lead portfolio manager and co-manager also participate in the profit sharing plan of the investment adviser.  Contributions are made annually and are within the limitations of the Internal Revenue Service Rules and Regulations.  Additionally, the co-manager is a participant in a Mairs and Power, Inc. Incentive Stock Option Plan.

Ownership of Securities

As of December 31, 2005, Mr. Frels beneficially owned between $500,000 - $1,000,000 of the shares in the Fund.  As of December 31, 2005, Mr. Henneman did not own shares in the Fund.

26

Brokerage Allocation and Other Practices

Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund’s portfolio decisions and the placing of orders to effect the Fund’s portfolio transactions.  With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved.  While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.  The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions.  The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

Investment decisions for the Fund are made independently from those for the Mairs and Power Balanced Fund, Inc., also managed by Mairs and Power, Inc.  When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund.  In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser.  Portfolio transactions are normally placed with broker-dealers which provide the Fund’s investment adviser with research and statistical assistance.  Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

For the year 2005, the Fund paid $815,781 in brokerage fees on purchase and sale of portfolio securities.  All of this amount was paid to brokers or dealers who supplied research services to the investment adviser.  Total brokerage fees for 2004 and 2003 amounted to $937,093 and$510,301, respectively.

Purchasing, Redeeming, and Pricing Fund Shares

The purchase,  redemption, and pricing of the Fund’s shares are subject to the procedures described in “Purchasing Shares,” “Redeeming Shares,” “Determining Net Asset Value Per Share”  and “Frequent Purchases and Redemptions of Funds Shares” in the Fund’s Prospectus, which is incorporated herein by reference.

Taxation

The Fund intends to comply, as it did in 2005, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders.  The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized.  The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

Principal Underwriter

The Fund is the sole distributor of its mutual fund shares.

27

Calculation of Performance Data

The Fund may publish its total return information from time to time.  Quotations of the Fund’s average annual total rate of return, the Fund’s average annual total return (after taxes on distributions), and the Fund’s average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years.  The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The calculation applies the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions.  Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based.  Such information should not be considered as representative of the performance of the Fund in the future.  Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

Financial Statements

The Fund’s financial statements, including a listing of portfolio securities as of December 31, 2005, are included in the Fund’s Annual Report to Shareholders for the year ended December 31, 2005 and are incorporated herein by reference.  The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference.  Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund, or by visiting the Fund’s website at www.mairsandpower.com.

28

Appendix A

MAIRS AND POWER FUNDS

PROXY VOTING POLICIES AND PROCEDURES

Effective 11/16/05

A.                                   Mairs and Power has adopted and implemented these proxy voting guidelines having in mind our overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B.                                     The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President.  Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John K. Butler, Mr. Mark L. Henneman and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C.                                     As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature.  In this regard, the following types of proposals are generally considered to be in this category:

1.                                       Election of directors and related compensation issues.

2.                                       Appointment of independent auditors.

3.                                       New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

4.                                       Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

5.                                       A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D.                                    Proposals considered to be controversial and/or non-routine in nature will require special case by case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders.  Examples of such proposals would include the following:

1.                                       Amendments to the articles of incorporation and corporate by-laws.

2.                                       Acquisition or merger related proposals.

3.                                       Any proposal related to a change in control be it friendly or unfriendly or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

4.                                       New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

5.                                       All other controversial or non-routine proposals not specifically mentioned above.

E.                                      Conflicts of interest – It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders.  Due to the size and nature of Mairs and Power’s business, it is anticipated that material conflicts of interest will rarely occur.  Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

1.                                       The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

2.                                       In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund’s Board of Directors.  The proxy will be voted as directed by the Fund’s Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F.                                      Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with the twelve month period ending June 30, 2004 and annually thereafter.  The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

PART C.	OTHER INFORMATION

Item 23.	Exhibits

(a)

Amended and Restated Articles of Incorporation, dated April 8, 1991. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

(a)(1)

Articles of Amendment to Amended and Restated Articles of Incorporation Article VI, dated June 8, 1998. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

	(a)(2)	Articles of Amendment to Amended and Restated Articles of Incorporation Article VI, dated July 12, 2004. Filed herewith.

	(b)	Amended and Restated By-laws. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

	(c)	None.

	(d)	Amended and Restated Agreement for Investment Counsel Service, dated July 1, 2005. Filed herewith.

	(e)	None.

	(f)	None.

(g)

Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

(g)(1)

Amendment to the Custodian Agreement entered into between the Fund and U.S. Bank N.A. (f/k/a Firstar Trust Company) dated December 1, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

(h)

Transfer Agent Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 55, filed on April 26, 2002.

(h)(1)

Amendment to the Transfer Agent Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) dated April 2, 2002. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

	(h)(2)	Amendment to the Transfer Agent Servicing Agreement entered into between the Fund and Firstar Mutual Fund Services, LLC, dated January 1, 2002. Filed herewith.

	(h)(3)	Amendment to the Transfer Agent Agreement entered into between the Fund and U.S. Bancorp Fund Services, LLC, dated July 24, 2003. Filed herewith.

(h)(4)

Fund Accounting Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 55, filed on April 26, 2002.

	(h)(5)	Amendment to the Fund Accounting Servicing Agreement entered into between the Fund and Firstar Mutual Fund Services, LLC, dated January 1, 2002. Filed herewith.

(h)(6)

Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. . Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 55, filed on April 26, 2002.

(h)(7)

Amendment to the Blue Sky Compliance Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) dated July 1, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

(h)(8)

Blue Sky Registration Agreement entered into between the Fund and Quaser Distributors, LLC, on July 1, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

(h)(9)

Fund Administration Servicing Agreement entered into between the Fund and Mairs and Power, Inc. on January 5, 2005. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 58, filed on February 28, 2005.

	(i)	None.

	(j)	Consent of Independent Registered Public Accounting Firm. Filed herewith.

	(k)	None.

	(l)	None.

	(m)	None.

	(n)	None.

	(o)	None.

	(p)	Mairs and Power Growth Fund, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, dated November 16, 2005. Filed herewith.

	(p)(1)	Mairs and Power, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, dated November 7, 2005. Filed herewith.

Item 24.	Persons Controlled By or Under Common Control with Registrant

None

Item 25.	Indemnification

The Fund’s Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. “Proceeding” means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.	Business and Other Connections of Investment Adviser

None.

Item 27.	Principal Underwriters

None.

Item 28.	Location of Accounts and Records

	Custodian:	U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

	Transfer Agent: Overnight Deliveries	U.S. Bancorp Mutual Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, Wisconsin 53202

	Transfer Agent: Mailing Address	U.S. Bancorp Mutual Fund Services, LLC
615 East Michigan Street
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

	Investment Adviser:	Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, Minnesota 55101

Item 29.	Management Services

None.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under  Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 28th day of April, 2006.

MAIRS AND POWER GROWTH FUND, INC.

/s/ William B. Frels
William B. Frels
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William B. Frels	President and Director
William B. Frels	(Principal Executive Officer)	April 28, 2006

/s/ Lisa J. Hartzell	Treasurer
Lisa J. Hartzell	(Principal Financial and Accounting Officer)	April 28, 2006

/s/ Norbert J. Conzemius	Director	April 28, 2006
Norbert J. Conzemius

/s/ Charlton Dietz	Director	April 28, 2006
Charlton Dietz

/s/ Charles M. Osborne	Director	April 28, 2006
Charles M. Osborne

/s/ Edward C. Stringer	Director	April 28, 2006
Edward C. Stringer

EXHIBIT INDEX

Item	Description

(a)(2)	Articles of Amendment to Amended and Restated Articles of Incorporation.

(d)	Amended and Restated Agreement for Investment Counsel Service.

(h)(2)	Amendment to the Transfer Agent Servicing Agreement.

(h)(3)	Amendment to the Transfer Agent Agreement.

(h)(5)	Amendment to the Fund Accounting Servicing Agreement.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)	Mairs and Power Growth Fund, Inc. Code of Ethics.

(p)(1)	Mairs and Power, Inc. Code of Ethics.